SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 2, 2009 (May 28, 2009)
Date of Report
(Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2311
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signature
EX-99.1
EX-99.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 28, 2009, Synovus Financial Corp. (“Synovus”) issued a press release announcing that Frederick L. Green, III has resigned as President and Chief Operating Officer of Synovus. Mr. Green also resigned from his positions as a member of the Boards of Directors of Synovus and the National Bank of South Carolina, a wholly owned banking subsidiary of Synovus. The resignations are effective as of May 28, 2009. In addition, Synovus announced that Richard E. Anthony, currently Synovus’ Chairman and Chief Executive Officer, will assume the title of President of Synovus until a successor is named. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Following Mr. Green’s resignation, Synovus and Mr. Green entered into a Consulting Agreement dated May 29, 2009 (the “Agreement”), for a term commencing on June 1, 2009 and ending on November 30, 2010. Pursuant to the Agreement, based upon his background and knowledge of matters in which he was involved as President and Chief Operating Officer of Synovus and his particular expertise in connection with the financial services businesses in which Synovus and its affiliates are engaged, Mr. Green will perform on a transitional basis such consulting and advisory services as may be requested from time to time by Synovus’ Chief Executive Officer or Board of Directors. The Agreement also provides that during the term of the Agreement, Mr. Green shall not compete with Synovus or its affiliates and shall not, directly or indirectly, solicit Synovus’ deposit customers or employees. In consideration of the services to be rendered by Mr. Green and in consideration of the covenants and agreements of Mr. Green contained in the Agreement, Synovus has agreed to pay Mr. Green a consulting fee of $31,288.00 per month for the term of the Agreement. The Agreement is attached to this Current Report as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Synovus press release dated May 28, 2009

99.2	Consulting Agreement dated May 29, 2009 by and among Synovus Financial Corp. and Frederick L. Green, III.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: June 2, 2009	By:	/s/ Samuel F. Hatcher
Executive Vice President,
General Counsel and Secretary

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